UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
________________________________
Form 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 13, 2014 (February 12, 2014)

USG Corporation

(Exact name of registrant as specified in its charter)
Delaware	1-8864	36-3329400
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
550 West Adams Street, Chicago, Illinois		60661-3676
(Address of principal executive offices)		(Zip Code)
Registrant's telephone number, including area code		(312) 436-4000

(former name and address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 5 - Corporate Governance and Management

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

2014 Annual Management Incentive Program
On February 12, 2014, the Board of Directors (the “Board”) of USG Corporation (“USG” or the “Company”), upon the recommendation of the Compensation and Organization Committee of the Board, approved the 2014 Annual Management Incentive Program for USG’s executive officers (the “2014 Program”). Under the 2014 Program, 50% of the par incentive award for each of USG’s named executive officers is based on a formula related to adjusted consolidated net earnings and 50% is based on specified operating and financial targets. The Board also approved the following operating and financial targets for USG’s named executive officers under the 2014 Program: North American operations adjusted operating profit, L&W Supply adjusted operating profit, USG Boral Joint Venture adjusted net earnings, wallboard cost and selling, general and administrative expenses. Each named executive officer has been assigned two to five of these targets, as applicable.
The description of the 2014 Program contained herein is a summary of the material terms of the 2014 Program, does not purport to be complete, and is qualified in its entirety by reference to the 2014 Program, which is attached to this Current Report on Form 8-K as Exhibit 10.1 and incorporated herein by reference.

Revised Market Share Unit and Performance Shares Agreements
Also on February 12, 2014, the Board, upon the recommendation of the Compensation and Organization Committee of the Board, approved terms and conditions for long-term incentive grants of market share units (“MSU”) and performance shares pursuant to the USG Corporation Long-Term Incentive Plan, and adopted new forms of Market Share Units Agreements and Performance Shares Agreements setting forth those terms and conditions.
The award agreements include, among other provisions, termination, change-in-control, and clawback provisions. The Market Share Units Agreement provides for full vesting of the awards after three years (subject to USG’s stock price performance). The MSU awards will require a 10% appreciation in the market value of USG’s common stock for vesting of the target number of shares. The Performance Shares Agreement contains a three year vesting schedule, with vesting based upon a comparison of the Company’s total stockholder return to the total stockholder return for companies in the Dow Jones U.S. Construction and Materials Index.
The description of the Market Share Units Agreement and Performance Shares Agreement contained herein is a summary, does not purport to be complete, and is qualified in its entirety by reference to the Market Share Units Agreement and Performance Shares Agreement, which are attached to this Current Report on Form 8-K as Exhibit 10.2 and 10.3, respectively, and incorporated herein by reference.

Section 9 - Financial Statements and Exhibits

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

10.1 - 2014 Annual Management Incentive Program of USG Corporation (Executive Officers Only)
10.2 - Form of USG Corporation Market Share Units Agreement
10.3 - Form of USG Corporation Performance Shares Agreement

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

USG CORPORATION
Registrant

Date:	February 13, 2014	By:	/s/ Brian J. Cook
Name: Brian J. Cook
Title: Senior Vice President, Human
Resources and Communications

EXHIBIT INDEX

Exhibit Number	Description

10.1	2014 Annual Management Incentive Program of USG Corporation (Executive Officers Only)
10.2	Form of USG Corporation Market Share Units Agreement
10.3	Form of USG Corporation Performance Shares Agreement